Exhibit 99.2

 TOPAZ Phase 2 Trial Top-Line Results  April 6, 2021  Improvements in Motor Function with Apitegromab for Patients with Spinal Muscular Atrophy (SMA)

 Disclaimers  Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. (“Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indication selection and timing for such selection, the ability of apitegromab to affect the treatment of patients suffering from Spinal Muscular Atrophy (SMA) either as a monotherapy or in conjunction with the current standard of care, and the ability of SRK-181 to affect the treatment of cancer patients constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Scholar Rock’s ability to provide the financial support and resources necessary to identify and develop multiple product candidates on the expected timelines, competition from others developing products for similar uses, the preliminary nature of interim clinical data, the possibility that preclinical or clinical data is inconsistent with subsequent data, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including to supply any clinical trials, and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the section entitled "Risk Factors" in the Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obligation to update any forward-looking statements unless required by law.   © Scholar Rock, Inc. All rights reserved. April 2021.

 Agenda  3  Opening Remarks   Next Steps for Apitegromab Program  Tony Kingsley, President & CEO  Tony Kingsley, President & CEOTed Myles, Chief Financial Officer    Questions and Answers  Trial Design and Baseline Characteristics  Top-line Safety and Efficacy Results  Yung Chyung M.D., Chief Medical Officer

Bringing a Revolutionary Approach to Highly Sought-After Growth Factors Implicated in Devastating Diseases

Scholar Rock's Target

Growth Factor Precursor (Latent Form)



Scholar Rock's R&D Platform

Transform Medical Practice

- Pursue important targets with well-validated biology but are difficult to drug
- Apply revolutionary approach to tough targets
  - Leverage deep insights into structure and function
  - Engineer antibodies to deliver differentiated therapeutic profiles (i.e. exquisite selectivity)

TOPAZ demonstrates the therapeutic potential of inhibiting the latent forms of growth factors

ScholarRock 4

Apitegromab Offers Potential to Pioneer a New Treatment Era to Improve Motor Function in Patients with SMA

SMN Upregulator Therapies* + Muscle-Directed Therapy (apitegromab)
Potential for Enhanced Outcomes for Patients

SPINRAZA (nusinersen) injection 12mg/5mL

zolgensma (onasemnogene abeparvovec-xioi) suspension for intravenous infusion

Evrysdi risdiplam


SMN Upregulator Therapies
Address SMN deficiency to prevent further motor neuron deterioration
Muscle-Directed Therapies
Act directly on muscle with aim to improve motor function

Apitegromab (SRK-015)**

SMN = survival motor neuron.
**Also referred to as SMN correctors.*
***Apitegromab (SRK-015) is an investigational product candidate under development.*

ScholarRock 5

TOPAZ 12-Month Data Further Support the Potential of Apitegromab in Patients with Type 2 and Type 3 SMA

Adverse events were consistent with the underlying patient population and background therapy

	Cohort 1 Ambulatory Type 3	Cohort 2 Type 2 & non-ambulatory Type 3 (initiated nusinersen ≥5 yrs)	Cohort 3 Type 2 (initiated nusinersen <5 yrs)
TOPAZ 6-month interim results*	• Mean RHS increase from baseline • Majority of patients maintained or improved (≥0-pt change from baseline)	• Mean HFMSE increase from baseline • Majority of patients improved (≥1-pt increase from baseline)	• Mean HFMSE increases from baseline • Majority of patients achieved ≥3-pt increase • Dose response observed
TOPAZ 12-month top-line results	• Mean RHS decline from baseline • Majority of patients maintained or improved (≥0-pt change from baseline)	• Mean HFMSE increase from baseline • Majority of patients improved (≥1-pt increase from baseline) • Sizeable % of patients achieved ≥3-pt increase (29%)	• Further HFMSE increases observed vs. 6-month interim analysis • Majority of patients achieved ≥5-pt increase • Dose response continues to be observed

*Database for HFMSE and RHS scores for the 12-month topline analysis are locked. The 6-month interim analysis was a snapshot and subsequent adjustments by sites investigators resulted in the following changes to the 6-month interim results:
- Cohort 2: Mean change in HFMSE score from baseline was updated to +1.1-points (from +1.4-points). Proportion of patients with ≥3-point increases was updated to 2/14 (from 3/14) and updated to 1/14 (from 2/14) for patients with ≥5-point increases.
- Cohort 3 high dose arm (20 mg/kg): Mean change in HFMSE score from baseline was revised to +5.3-points (from +5.6-points).

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 Phase 2 Trial Design and 12-Month Top-Line Results  Yung Chyung, M.D. Chief Medical Officer

Apitegromab Phase 2 Trial Design

TOPAZ

	Ambulatory Patients (Revised Hammersmith Scale)	Non-Ambulatory Patients (Hammersmith Functional Motor Scale Expanded)	
	Cohort 1	Cohort 2	Cohort 3
Design	• N= 23; ages 5-21 • Open-label, single-arm • 20 mg/kg apitegromab IV Q4W • 12-month treatment period	• N= 15; ages 5-21 • Open-label, single-arm • 20 mg/kg apitegromab IV Q4W • 12-month treatment period	• N= 20; ages ≥2 • Double-blind, randomized (1:1) to 2 mg/kg or 20 mg/kg apitegromab IV Q4W • 12-month treatment period
Patients	• Ambulatory Type 3 SMA • Two subgroups: 1) Receiving background nusinersen 2) Apitegromab monotherapy	• Type 2 or non-ambulatory Type 3 SMA • Receiving background nusinersen (initiated ≥5 years of age)	• Type 2 SMA • Receiving background nusinersen (initiated before 5 years of age)
Primary Objectives	• Safety • Mean change from baseline in RHS	• Safety • Mean change from baseline in HFMSE	• Safety • Mean change from baseline in HFMSE

Evaluate potential of apitegromab in improving motor function in patients with Type 2 and Type 3 SMA

HFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith Scale

Data on file. Scholar Rock, Inc. Cambridge, MA

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 Considerations in the Conduct and Design of TOPAZ Proof-of-Concept Study  9  Main focus of TOPAZ was to assess the potential additive therapeutic benefit of apitegromab on top of background SMN upregulator therapy.*While the protocol allowed the use of any approved SMN upregulator as background therapy, only nusinersen had widespread use during TOPAZ trial enrollment. Specifically designed with 3 distinct cohorts to assess apitegromab’s potential across patient populations with varying disease severity and different background expectations for disease course.Clinical data for nusinersen and natural history data help inform our background expectations for disease course for the different populations evaluated in TOPAZ.These insights further our understanding as we continue to investigate apitegromab in SMA.Cohort 3 evaluated two dose arms as we recognized that complete target saturation may not be necessary to achieve therapeutic effect.Low dose of 2 mg/kg was selected to explore this question by aiming for a high level of target engagement but lower than that of the 20 mg/kg dose.  *An apitegromab monotherapy subgroup was included in Cohort 1.

 Baseline Characteristics  10    Ambulatory Patients      Non-Ambulatory Patients          Cohort 1      Cohort 2  Cohort 3        20 mg/kgmonotherapy  20 mg/kg +nusinersen  Pooled  20 mg/kg +nusinersen  20 mg/kg +nusinersen  2 mg/kg +nusinersen  Pooled  N   11  12  23  15  10  10  20  Mean age (min, max)  12.1 (7, 19)  13.1 (7, 21)  12.6 (7, 21)  11.7 (8, 19)  3.8 (2, 6)  4.1 (2, 6)  4.0 (2, 6)  Female (%)  73%  58%  65%  53%  50%  30%  40%  SMN2 Gene Copy* (#, %)                2  1 (9%)  0 (0%)  1 (4%)    1 (10%)  1 (10%)  2 (10%)  3  4 (36%)  9 (75%)  13 (57%)  11 (73%)  8 (80%)  8 (80%)  16 (80%)  4  4 (36%)  1 (8%)  5 (22%)  2 (13%)  0 (0%)  1 (10%)  1 (5%)  Mean # of nusinersen maintenance doses (min, max)  N/A  5.6 (2, 8)  N/A  5.1 (2, 9)  5.4 (3, 8)  5.5 (2, 9)  5.5 (2, 9)  Discontinuation(s)  0  1**  1**  0  0  0  0  Mean RHS score (min, max)  47.6 (26, 63)  51.3 (43, 62)  49.6 (26, 63)          Mean HFMSE score (min, max)        22.7 (13, 39)  23.5 (14, 42)  26.1 (12, 44)  24.8 (12, 44)  *Data not available for all patients**Patient who discontinued study for reasons unrelated to study drugHFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith Scale  Data on file. Scholar Rock, Inc. Cambridge, MA

Safety Results from TOPAZ 12-Month Top-Line Analysis Support Evaluation of Apitegromab in Phase 3 Trial

Treatment-emergent adverse events (TEAEs)	Apitegromab 2 mg/kg (n=10)	Apitegromab 20 mg/kg (n=48)	Total (n=58)
Any TEAE	9 (90.0%)	44 (91.7%)	53 (91.4%)
Any Serious TEAE	1 (10.0%)	4 (8.3%)	5 (8.6%)
Any TEAE leading to study drug discontinuation	0 (0.0%)	1 (2.1%)	1 (1.7%)
Any Grade 3 (severe) or higher TEAE	0 (0.0%)	3 (6.2%)	3 (5.2%)

- **Five most frequently reported TEAEs*:** Headache (24%), pyrexia (22%), upper respiratory tract infection (22%), cough (22%), and nasopharyngitis (21%).
- **Anti-drug antibodies (ADA)** were present at low titers following apitegromab treatment in 3 out of 58 enrolled patients. No apparent impact on drug exposure was observed and was not associated with any hypersensitivity reactions.
- No safety signals identified as of the TOPAZ 12-month top-line analysis

Incidence and severity of AEs were consistent with the underlying patient population and background therapy

Treatment-emergent adverse events (TEAEs) are defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug.
**TEAE rates are across all patients in TOPAZ trial*
Data on file. Scholar Rock, Inc. Cambridge, MA

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Serious and Severe Treatment-Emergent Adverse Events (TEAEs)

Serious TEAEs; *All Assessed by Trial Investigators as Unrelated to Apitegromab*

2 mg/kg:

- **Cohort 3:** 1 patient hospitalized due to adenoidal and tonsillar hypertrophy and scheduled adenotonsillectomy (Grade 2). Resolved without sequelae.

20 mg/kg:

- **Cohort 1:** 2 patients with gait inability considered a significant disability (both Grade 3). Events remain ongoing.
- **Cohort 1:** 1 patient hospitalized with post lumbar puncture syndrome (Grade 2). Resolved without sequelae.
- **Cohort 1:** 1 patient hospitalized due to viral upper respiratory infection (Grade 2/prior history). Resolved without sequelae.

Other Severe TEAE; *Assessed by Trial Investigator as Unrelated to Apitegromab*

- **Cohort 1:** 1 patient presented with post lumbar puncture syndrome (non-serious Grade 3). Resolved without sequelae.

Study Discontinuation; *Assessed by Trial Investigator as Unrelated to Apitegromab*

- **Cohort 1:** 1 patient withdrew consent after ~2 months in the trial. Grade 2 leg muscle fatigue (developed prior to enrollment).

Treatment-emergent adverse events (TEAEs) are defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug.
Data on file. Scholar Rock, Inc. Cambridge, MA

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TOPAZ 12-Month Top-line Results Demonstrate Potential of Apitegromab for Patients with Type 2 and Type 3 SMA

	Ambulatory Patients (Revised Hammersmith Scale)			Non-Ambulatory Patients (Hammersmith Functional Motor Scale Expanded)			
	Cohort 1			Cohort 2*	Cohort 3*		
(Intent-to-Treat Population)	20 mg/kg monotherapy (n=11)	20 mg/kg +nusinersen (n=12)	Pooled (n=23)	20 mg/kg +nusinersen (n=14)	20 mg/kg +nusinersen (n=8)	2 mg/kg +nusinersen (n=9)	Pooled (n=17)
Mean change from baseline (95% CI)	-0.4 (-3.9, 3.1)	-0.3 (-2.0, 1.4)	-0.3 (-2.1, 1.4)	+0.6 (-1.4, 2.7)	+7.1 (1.8, 12.5)	+5.3 (-1.5, 12.2)	+6.2 (2.2, 10.1)
# (%) pts achieving ≥1-pt increase	4/11 (36%)	5/12 (42%)	9/23 (39%)	9/14 (64%)	7/8 (88%)	7/9 (78%)	14/17 (82%)
# (%) pts achieving ≥3-pt increase	3/11 (27%)	2/12 (17%)	5/23 (22%)	4/14 (29%)	5/8 (63%)	5/9 (56%)	10/17 (59%)

✓ **Cohort 1 data suggest potential clinical effect in certain patients in this patient population**
- Mean decline in RHS from baseline
- Majority (57%) maintained or improved in RHS (≥0-point change from baseline) and 22% achieved ≥3-point increase

✓ **Cohort 2 observed improvement of motor function from baseline**
- Mean improvement in HFMSE from baseline; potential durability of improvement apparent up to 12-months
- Majority (64%) achieved ≥1-point increase in HFMSE and sizeable subset (29%) achieved ≥3-point increase

✓ **Cohort 3 observed further improvements in motor function and continued dose response vs. 6-month interim analysis**
- Large mean improvement in HFMSE from baseline in both dose arms; high dose numerically outperformed low dose
- Majority (59%) achieved ≥5-point increase and sizeable subset (35%) achieved >10-point increase in HFMSE

**4 patients (1 in Cohort 2 and 3 in Cohort 3) each missed 3 doses of apitegromab due to COVID-19-related site access restrictions and were not included in the primary (intent-to-treat) analysis.*

Data on file. Scholar Rock, Inc. Cambridge, MA

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 Cohort 1

Background Insights into Ambulatory Type 3 SMA Patients

Coratti et, al. Natural History Study of Ambulatory Type 3 SMA

Baseline characteristics

- 130 patients with ambulatory Type 3 SMA (some patients were lost to follow-up over time)
- Mean age at baseline of 10.05
- Mean HFMSE score of 52.81

12-month assessments

- Mean change in HFMSE from baseline was -0.79 points
- 11 patients lost ambulation - mean age at ambulation loss was 10.21 years (SD±6.43)

Motor function decline is common in ambulatory Type 3 SMA and can be severe in a subset of patients

Source: Coratti, et, al. Annals of Neurology (2020; 88:1109-1117) DOI: 10.1002/ana.25900
This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.

ScholarRock 15

     Cohort 1: Mean Decline in RHS at 12-Months but Majority of Patients Maintained or Improved in RHS Score from Baseline  16  Individual RHS responses  Ambulatory Type 3 SMA (Intent-to-Treat Population)  Apitegromab (20 mg/kg)monotherapy (n=11)  Apitegromab (20 mg/kg) + nusinersen (n=12)  Pooled (n=23)  Mean change from baseline in RHS (95% CI)  -0.4 (-3.9, 3.1)  -0.3 (-2.0, 1.4)  -0.3 (-2.1, 1.4)  # (%) patients achieving ≥1-pt increase in RHS  4/11 (36%)  5/12 (42%)  9/23 (39%)  # (%) patients achieving ≥3-pt increase in RHS  3/11 (27%)  2/12 (17%)  5/23 (22%)  # (%) patients achieving ≥5-pt increase in RHS  1/11 (9%)  0/12 (0%)  1/23 (4%)  Mean (±SEM) change from baseline in RHS scores   *Includes 2 patients in monotherapy and 2 patients in apitegromab + nusinersen subgroup who maintained RHS score (0-point change from baseline)Per protocol and sensitivity (all patients) analyses showed similar results to primary intent-to-treat analysisapitegromab = SRK-015 Data on file. Scholar Rock, Inc. Cambridge, MA    13/23* (57%) maintained or improved in RHS (≥0-point change from baseline)

 Cohort 2

Background Insights Into Non-Ambulatory Later-Onset SMA ≥5 Years of Age

Nusinersen CHERISH Trial in Later-Onset SMA

(15-month treatment period)



Nusinersen (N=66)
Control (N=34)
Change from Baseline to Months 15 in HFMSE Score
15
10
5
0
-5
-10
-15
2
4
6
8
Age (yr)

CHERISH clinical trial data*

After 15 months of treatment in patients who started on nusinersen at age ≥5….

- Mean HFMSE decline of >0.5-points
- <15% with ≥3-point increase

Natural history study**

After 12-month follow-up in patients age ≥5…

- Mean HFMSE decline
- <5% with ≥3-point increase

Majority of patients in this age range do not experience HFMSE improvements and rarely achieve a ≥3-point increase

*Mercuri E, et.al. Nusinersen versus sham control in later-onset spinal muscular atrophy. *N Engl J Med.* 2018;378:625-635.

**Mercuri E. et al. Patterns of disease progression in type 2 and 3 SMA: implications for clinical trials. https://doi.org/10.1016/j.nmd.2015.10.006

This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.

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 Cohort 2: Improvement in Mean HFMSE at 12-Months with Majority of Patients Achieving ≥1-point Increase  Individual HFMSE responses  Type 2 and Non-Ambulatory Type 3 SMA  Apitegromab (20 mg/kg) + nusinersen      Intent-to-Treat Population (n=14)  Per Protocol Population* (n=13)  Mean change from baseline in HFMSE (95% CI)  +0.6 (-1.4, 2.7)  +1.2 (-0.5, 2.9)  # (%) patients achieving ≥1-pt increase in HFMSE  9/14 (64%)  9/13 (69%)  # (%) patients achieving ≥3-pt increase in HFMSE  4/14 (29%)  4/13 (31%)  # (%) patients achieving ≥5-pt increase in HFMSE  2/14 (14%)  2/13 (15%)  19  Mean (±SEM) change from baseline in HFMSE scores     *Patient had concomitant exposure to an acetylcholinesterase inhibitor, which is not permitted per the TOPAZ trial protocol Sensitivity analysis (all patients) showed similar results to primary intent-to-treat analysisapitegromab = SRK-015. Data on file. Scholar Rock, Inc. Cambridge, MA    Per protocol analysis* excludes patient (-7 pts).

 Cohort 3

 Background Insights Into Non-Ambulatory Later-Onset SMA with Early Initiation of Nusinersen Therapy  21  Nusinersen SHINE Trial in Later-Onset SMA*  Source: Darras, B., et.al. Nusinersen in later-onset spinal muscular atrophy. Neurology. May 2019; 92 (21) e2492-e2506.“Longer-term treatment with nusinersen: results in later-onset spinal muscular atrophy from the SHINE study” P.257, World Muscle Society Congress 2020This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.  *Most nusinersen-treated patients in CHERISH were under age 5 years at time of therapy initiation  TOPAZ Cohort 3Patients on average had received ~2 years of treatment with nusinersen at baseline and ~3 years by the 12-month analysis timepoint.  Nusinersen SHINE TrialSHINE data suggest nusinersen-treated patients primarily stabilize or experience modest and gradual improvement beyond the initial 15 months of therapy  Mean (+ SE) Change in HFMSETotal Score From Baseline  1 92 169 253 350 450 690 930 1170 1410 1650  Analysis Visit, d  n = 84 82 84 84 83 76 83 83 79 61 20  n = 42 40 18 24 37 35  n = 42 41 41 41 42 39  -1-2-3-4  8765  43210  Nusinersen in CHERISH and SHINENusinersen in SHINE (sham control in CHERISH)Sham control in CHERISH  4.6  1.7  -0.4      Long-term follow-up of nusinersen therapy

   Cohort 3: Sizeable Continued Improvements in Mean HFMSE Observed Across 12 Months  22  Individual HFMSE responses  Type 2 SMA (Intent-to-Treat Population)  Apitegromab 20 mg/kg + nusinersen (n=8)  Apitegromab 2 mg/kg + nusinersen (n=9)  Pooled (n=17)  Mean change from baseline in HFMSE (95% CI)  +7.1 (1.8, 12.5)  +5.3 (-1.5, 12.2)  +6.2 (2.2, 10.1)  # (%) patients achieving ≥1-pt increase in HFMSE  7/8 (88%)  7/9 (78%)  14/17 (82%)  # (%) patients achieving ≥3-pt increase in HFMSE  5/8 (63%)  5/9 (56%)  10/17 (59%)  # (%) patients achieving ≥5-pt increase in HFMSE  5/8 (63%)  5/9 (56%)  10/17 (59%)  Per protocol and sensitivity (all patients) analyses showed similar results to primary intent-to-treat analysis apitegromab = SRK-015 Data on file. Scholar Rock, Inc. Cambridge, MA     Mean (±SEM) change from baseline in HFMSE scores   6/17 (35%) with >10-point increase in HFMSE

 Dose-proportional and sustained drug exposure following chronic administration of apitegromab  Pharmacokinetic and Pharmacodynamic Data are Supportive of Clinically Observed Effects   Both 2 mg/kg and 20 mg/kg doses yielded high levels of target engagement (>100-fold increase from baseline)20 mg/kg dose offers relatively higher magnitude of target engagement than 2 mg/kg dose  High levels of target engagement achieved by both doses, with relatively higher absolute levels with high dose  23  *Starting at day 28, measures are pre-dose trough levels  Data on file. Scholar Rock, Inc. Cambridge, MA  Pharmacokinetics* (PK)  Pharmacodynamics (PD)

12-Month Top-line Results Support the Therapeutic Potential of Apitegromab and Further Development

Cohort 1

- Mean RHS decline from baseline, but majority of patients maintained or improved (≥0-pt change in RHS)
- Potential subset of patients with more pronounced effect (22% with ≥3-pt increase)

Cohort 2

- Mean HFMSE improvement from baseline
- Majority (64%) of patients improved (≥1-pt increase in HFMSE) and sizeable subset (29%) attained ≥3-pt increase in HFMSE

Cohort 3

- Large HFMSE improvements from baseline, with dose response observed
- Majority (59%) of patients attained ≥5-pt increase and sizeable subset (35%) attained >10-pt increase in HFMSE
- PK/PD results support observed dose response

Safety

- No safety signals identified as of the 12-month top-line analysis
- Incidence and severity of AEs were consistent with the underlying patient population and background therapy

57 Patients* Completed 12-Month TOPAZ Trial

All Elected to Opt Into Extension Period

**Excludes one patient from Cohort 1 that discontinued from the trial*

Data on file. Scholar Rock, Inc. Cambridge, MA

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1. Plinth/chair sitting
2. Long sitting
3. One hand to head in sitting
4. Two hands to head in sitting
5. Supine to side-lying
6. Rolls prone to supine over R
7. Rolls prone to supine over L
8. Rolls supine to prone over R
9. Rolls supine to prone over L
10. Sitting to lying
11. Props on forearms
12. Lifts head from prone
13. Prop on extended arms
14. Lying to sitting
15. Four-point kneeling
16. Crawling
17. Lifts head from supine
18. Supporting standing
19. Stand unsupported
20. Stepping
21. Right hip flexion in supine
22. Left hip flexion in supine
23. High kneeling to right half kneel
24. High kneeling to left half kneel
25. High kneeling to standing leading with left leg (through right half kneel)
26. High kneeling to standing leading with right leg (through left half kneel)
27. Stand to sitting on the floor
28. Squat
29. Jump 12 inches forward
30. Ascends 4 stairs with railing
31. Descends 4 stairs with railing
32. Ascends 4 stairs without arm support
33. Descends 4 stairs without arm support

http://columbiasma.org/docs/HFMSE_2019_Manual.pdf

Hammersmith Functional Motor Scale Expanded for SMA (HFMSE)

<u>Total achievable score of 66</u>

- 33 distinct measures of an individual's ability to perform various activities
- Quality and execution of each movement is ranked on a scale of 0, 1, 2

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 26  Next Steps for Apitegromab Program Tony Kingsley - President & CEOTed Myles - CFO & Head of Business Ops

 27  Additional TOPAZ Data and Analyses Will Further Our Understanding of Apitegromab’s Potential in SMA   Exploratory analyses, including patient-level dataAdditional outcome measuresAdditional safety data  Plan to present 12-month top-line data and additional analyses at upcoming medical congresses

Apitegromab Has Broad Potential in SMA…

Global Disease with Overall Prevalence of 30,000-35,000 in U.S. and Europe Alone

Subject to discussions with regulatory authorities; planned Phase 3 trial expected to initiate by year-end

Non-Ambulatory Patients with Type 2 and Type 3 SMA

- Most prevalent population
- TOPAZ has shown potential to improve motor function
- Many patients already treated with or eligible to be treated with SMN upregulators

Ambulatory Patients with SMA

- High unmet medical need; benefits of SMN upregulators not well established
- TOPAZ data suggest potential clinical benefit; possibly more pronounced in subset of patients
- Opportunity for additional exploration of apitegromab, both as monotherapy and in conjunction with SMN upregulators

Patients with Type 1 SMA

- Highest incidence population and growing prevalence due to increased survival
- TOPAZ Cohort 3 data points to potential benefit of treating at an early age
- Potential to evaluate apitegromab with all SMN upregulators, including gene therapy

http://www.smafoundation.org/wp-content/uploads/2012/03/SMA-Overview.pdf
https://www.curesma.org/wp-content/uploads/2018/01/SMA-VoP-for-publication-1-22-2018.pdf

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…as well as Broad Potential Beyond SMA

Spinal Muscular Atrophy

Leverage TOPAZ findings to conduct **further explorations** in Type 1 and other subpopulations

- Non-Ambulatory Later-Onset
- Ambulatory Later-Onset
- Type 1

Muscular Dystrophies

Becker Muscular Dystrophy*

- Prevalence of 15,000-25,000, substantially under-diagnosed in earliest stages
- Younger population with less severe dystrophin deficiency and slower progressing muscle damage

Duchenne Muscular Dystrophy*

- Prevalence of 30,000-40,000 with very severe symptoms and high unmet need
- Progress in the development of next-generation disease-stabilizing therapies may enable add-on muscle-directed approach

Other Dystrophies

- Potential for add-on muscle-directed therapy in other rare dystrophies with less severe phenotypes or upon availability of disease-stabilizing therapies

Additional Indications

Late-onset Pompe Disease**

- Large percentage of patients treated with enzyme replacement therapies (ERTs)
- Existing ERTs may address underlying pathology, but muscle strength remains ongoing challenge

Post-cancer muscle recovery in pediatrics***

- Some children may develop severe muscle wasting from chemotherapy

Glucocorticoid induced myopathy

- Potential benefit for subset of patients unable to discontinue steroid therapy

*"Muscular Dystrophy: Disease Landscape and Forecast." DRG Reports, June 19, 2020
**Enzyme replacement therapy in late-onset Pompe disease: a systematic literature review, Journal of Neuology. 2013
***A Systematic Review of Selected Musculoskeletal Late Effects in Survivors of Childhood Cancer, Current Pediatric Reviews. 2014

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Potential for Apitegromab in Becker Muscular Dystrophy (BMD); Aim to Initiate Clinical Trial in 2022

Strong fit for a selective inhibitor of latent myostatin…

Key Scientific Question	BMD Fit
Is patient population young?	Genetic disorder present at birth, with majority of patients identified at young age (before 18)
Are muscles structurally intact?	Less severe dystrophin deficiency and muscle disease than DMD with slower progression
Does disease impact fast-twitch fibers?	BMD causes a substantial deficit in fast-twitch muscle fibers
Is there an established endpoint that relies on fast-twitch fibers?	Several endpoints(1) (NSAA, TTSTAND) dependent on fast-twitch fibers have been used in past pivotal studies of muscular dystrophy therapies

(1)NSAA: North Star Ambulatory Assessment. TTSTAND: Time To Stand

Source: KOL Interviews; Dystrophin levels and clinical severity in Becker muscular dystrophy patients, J Neurol Neurosurg Psychiatry. 2014; Functional changes in Becker muscular dystrophy: implications for clinical trials in dystrophinopathies, Scientific Reports, 2016

… with a sizeable unmet need to be addressed

Estimated Prevalence of 15,000-25,000



% of diagnosed population by age (estimated)
~45%
~55%
Mild
Moderate
Severe
25%
15%
5%
15%
20%
20%
≤18 Years of Age
Adults

- Natural adjacencies to current program in SMA
- Positions apitegromab program for evaluation in a range of other muscular dystrophies (e.g. Duchenne Muscular Dystrophy)

Source: KOL Interviews; Practicing neurologist survey (N=21), 'Muscular Dystrophy: Disease Landscape & Forecast' published Jun 2020

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 Rare Pediatric Disease for SMA granted by FDAOrphan Drug Designation for SMA granted by FDA Priority Medicines (PRIME) Designation for SMA granted by EMAOrphan Medicinal Product Designation for SMA granted by EMA  Broad Patent Portfolio Protecting Apitegromab Into Late 2030s; Multiple Designations Granted by FDA/EMA  31  Highlights of apitegromab patent portfolio:US 10,751,413 (2037): Composition of matter and methods of use for apitegromabUS 9,758,576 (2034): Composition of matter claims to mAbs that inhibit the activation of myostatin precursorUS 10,307,480 (2035): Antibodies that selectively inhibit myostatin activationUS 10,287,345 (2037): Treatment methods for various myostatin-related conditions US 10,946,036 (2037): Covers both add-on and combination therapy with a myostatin inhibitor and a neuronal corrector therapyUS 10,882,904 (2036): Broadly directed to use of apitegromab to achieve certain therapeutic effects; without limiting to specific indicationsUS 9,399,676 (2034): Methods of producing antibodies that bind pro/latent myostatin  Multiple designations granted by FDA/EMA recognizing the potential for apitegromab to address unmet medical needs in SMA

2021: Potential for Another Transformative Year

2021	Q2	Q3	Q4	2022 and Beyond

Apitegromab Spinal Muscular Atrophy (SMA)
- ★ TOPAZ 12M topline data
- Planned apitegromab Phase 3 program in SMA by year-end
- TOPAZ extension

Apitegromab Other Indications
- *Multiple opportunities in muscular dystrophies, including Becker Muscular Dystrophy*
- *Multiple opportunities for additional myostatin-related indications beyond SMA and muscular dystrophies*

SRK-181 Immuno-Oncology and Oncology
- DRAGON Part A: dose escalation and continued follow-up
- DRAGON Part B to initiate mid-year: multiple tumor types
  - Melanoma
  - NSCLC
  - Urothelial Carcinoma
  - Other Solid Tumor Types

Latent TGFβ1 Immune Cell Immuno-Oncology and Oncology
- *Multiple additional opportunities: 1) SRK-181 in oncology; 2) latent TGFβ1 immune cell in IO; 3) latent TGFβ1 immune cell in oncology*

Gilead Fibrosis collaboration
- Gilead fibrosis-focused TGFβ collaboration

Preclinical/ Platform
- Continue to discover and advance preclinical programs

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